U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________


                      SOLICITATION/RECOMMENDATION STATEMENT


                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                            (Name of Subject Company)


                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        (Name of Person Filing Statement)


                                    LLC UNITS
                         (Title of Class of Securities)


                                 NOT APPLICABLE
                      (CUSIP Number of Class of Securities)

                               __________________


                             WILLIAM D. CONSTANTINO
                               CHIEF LEGAL OFFICER
                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 SOUTH HARBOR BLVD., SUITE 400
                           ANAHEIM, CALIFORNIA  92805
                                 (714) 502-3780

       (Name, Address and Telephone Number of Person Authorized to Receive Notice and Communications on Behalf of the Person Filing Statement)


[  ]   Check the box if the filing relates solely to preliminary communications before the commencement of a tender offer.

                                  INTRODUCTION

     This Solicitation/Recommendation Statement relates to a letter our Board of Directors recently became aware of from Sierra Liquidity Fund, LLC, dated September 23, 2003, offering to purchase shares from Performance Capital Management, LLC, Unit Holders for $2.00 per share (the "Offer"). We are not aware that the Offer was published in any medium, and we did not receive a copy of it from Sierra. The terms of the Offer are ambiguous concerning how many units Sierra seeks to purchase, and we do not know how widely Sierra may have disseminated its Offer. We believe that Sierra's Offer may be a "mini-tender offer" subject to SEC regulation and, if the size is large enough, Sierra's Offer could be a tender offer requiring Sierra to make filings with the SEC. As a result, we have not been able to determine definitively that we should file a Solicitation/Recommendation Statement on Schedule 14D-9. Instead, we have prepared this Solicitation/Recommendation Statement based on the content required by Schedule 14D-9, and filed it as an Exhibit to a current report filed on Form 8-K.

ITEM 1.  SUBJECT  COMPANY  INFORMATION.

     (a) The name of the subject company is Performance Capital Management, LLC, a California limited liability company ("PCMLLC" or the "Company"), and the address and telephone number of its principal executive offices are 222 South Harbor Blvd., Suite 400, Anaheim, California 92805, (714) 502-3780.

     (b) As of October 17, 2003, PCMLLC had 571,550 units outstanding, of which 547,828 constituted voting units and of which 23,722 constituted economic interest units only. All of the units constituting economic interest units are owned by Sierra.

ITEM 2.  IDENTITY  AND  BACKGROUND  OF  FILING  PERSON.

     The filing person is the subject company, and its name, business address and business telephone number are set forth in Item 1(a), above. This Solicitation/Recommendation Statement relates to a letter our Board of Directors recently became aware of from Sierra Liquidity Fund, LLC, dated September 23, 2003, offering to purchase shares from Performance Capital Management, LLC, Unit Holders for $2.00 per share. According to the Offer, Sierra's business address and telephone number are 2699 White Road, Suite 255, Irvine, California 92614,
(949) 660-1144, extension 10.

ITEM 3.  PAST  CONTACTS,  TRANSACTIONS,  NEGOTIATIONS  AND  AGREEMENTS.

     Except as described in this Solicitation/Recommendation Statement or in the excerpt from the Company's Definitive Proxy Statement, dated April 29, 2003, filed as Exhibit (a)(3) to this statement, there are no agreements, arrangements, understandings, or any actual or potential conflicts of interest between the Company or its affiliates and (1) the Company or its executive officers, directors or affiliates or (2) Sierra or, to the Company's knowledge, its respective executive officers, directors or affiliates. The excerpt filed as Exhibit (a)(3) is incorporated herein by reference, and includes the information from page 11 of the Proxy Statement, with the heading "Employment Contracts."

                            COMPENSATION OF DIRECTORS

     Our directors receive $1,500 per scheduled meeting of the Board of Directors. The Board of Directors has regularly scheduled meetings once per month.

     All directors receive reimbursement for travel and out-of-pocket expenses incurred in connection with attendance at all meetings. Except as described above, none of our directors receive any other compensation for performance of services as a director of PCMLLC or a member of any committee of our Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No transactions with our directors, management or other parties occurred since February 4, 2002 (inception) that would otherwise be reported under this section.

     It is our current policy that all transactions with officers, directors, 5% LLC Unit holders and their affiliates be entered into only if they are approved by a majority of the disinterested directors, are on terms no less favorable to PCMLLC than could be obtained from unaffiliated parties, and are reasonably expected to benefit PCMLLC.


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
ITEM 4.  THE  SOLICITATION  OR  RECOMMENDATION.

                         SOLICITATION OR RECOMMENDATION

     Your Board of Directors unanimously recommends that Performance Capital Management, LLC, Unit Holders reject the Offer and NOT tender their units to Sierra. A form of letter to Unit Holders communicating the recommendation of the Board is filed as an exhibit to a current report on Form 8-K. This Solicitation/Recommendation Statement is also filed as an exhibit to the same current report on Form 8-K.

     The Board is also concerned that certain Unit Holders may already have tendered their units to Sierra without receiving adequate disclosure as required by the Securities Exchange Act of 1934 and its regulations. A form of letter to Sierra communicating the concern of the Board is also filed as an exhibit to the current report on Form 8-K. We cannot guarantee that Sierra will comply with the demands in this letter, and we have no intention at this time of initiating litigation to compel Sierra to offer to return units.

                                     REASONS

     Background

     We believe that beginning sometime during the month of August, 2001, Sierra first solicited investors who were to become Unit Holders of PCMLLC. At that time, PCMLLC had not yet been formed, and its predecessors in bankruptcy were the subject of a reorganization plan being proposed to investors in those predecessors. The reorganization plan was approved by all required voting groups pursuant to applicable federal bankruptcy laws, and as part of the plan the combined predecessors emerged from bankruptcy as PCMLLC on February 4, 2002. Also as part of the plan, PCMLLC issued a total of 571,550 LLC Units to investors in the predecessor entities. During the course of the approval process, but prior to PCMLLC's emergence from bankruptcy, Sierra offered to purchase investors' bankruptcy claims at a price, to the Company's knowledge, effectively equal on average to $11.12 per unit. As a result of this offer, Sierra obtained bankruptcy claims that translated into 23,722 units. We disputed Sierra's right to acquire these claims and become a member of PCMLLC, and as part of a settlement with Sierra, permitted the transfer solely of economic interests in the 23,722 units.

     To the Company's knowledge, Sierra spent approximately $264,000 acquiring the bankruptcy claims that translated into economic interests in 23,722 units. Shortly after emergence from bankruptcy, pursuant to the reorganization plan PCMLLC paid a $12 million distribution to its Unit Holders. To the Company's knowledge, while Sierra was acquiring the bankruptcy claims, it knew that this distribution was mandated by the reorganization plan and that PCMLLC had sufficient funds to make the distribution. Sierra received approximately $487,000 as its share of this $12 million distribution. In addition, Sierra has received approximately $12,000 as its share of the $300,000 in distributions paid by PCMLLC thus far in 2003. Sierra stands to receive an additional approximately $7,000 with respect to its 23,722 units out of the $165,000 distribution declared by the Board at its October 13, 2003, meeting. To summarize, Sierra has, to the Company's knowledge, invested approximately $264,000 in the 23,722 units and, including the recent distribution declared on October 13, 2003, received a return of approximately $506,000.

     Sierra sent a representative to our annual meeting on June 9, 2003. Although not entitled to vote, Sierra's representative spoke at length concerning his views of the Company and its finances. He suggested that the Company operates in a very competitive industry, is undercapitalized and should be liquidated. PCMLLC representatives explained that sophisticated analyses had been conducted in bankruptcy by highly respected consultants assessing which of several alternatives held the greatest promise for ultimately returning the greatest amount of money to investors-and that emergence from bankruptcy to conduct the business had been recommended over a liquidating distribution. The representative then suggested that the Company should endeavor to permit its investors to trade their securities in a market. PCMLLC representatives explained that the Company was never intended to be a public venture and that the reorganization plan contemplated returning money to the original investors.

     In early October, 2003, one of our directors received a copy of the Offer from Sierra, offering to purchase his units. At its October 13, 2003, meeting, the Board discussed the Offer, as set forth more fully below, and unanimously determined to recommend that Unit Holders reject the Offer and NOT tender their units to Sierra.

     Reasons for the Recommendation of the Board

     In reaching the conclusions and in making the recommendation described above, the Board consulted with the Company's management, which had consulted professional advisors in advance, and took into account numerous factors, including but not limited to the following.

     The Offer does not explain the basis for the $2.00 price offered to Unit Holders. So far in two quarters this year, the Company has paid distributions of approximately $0.52 per unit. The actual distribution per unit depends on which of the PAM Funds a Unit Holder invested in, because distributions are paid based on unreturned capital. At our Board of Directors meeting on October 13, 2003, we declared a further distribution of approximately $0.29 per unit. Assuming we maintain distributions at this rate, each year our Unit Holders will receive distributions of approximately $1.10 per unit, more than 50% of the price offered by Sierra for an entire unit. Although there is no guarantee that we will continue paying distributions at this rate, the Company has stated in its public filings with the SEC that the Board considers it a priority to pay a distribution to Unit Holders each quarter. Payment of the distribution continues to be a Board priority.

     The $2.00 price offered by Sierra is substantially lower than the liquidation value of the Company. Based solely on the Company's June 30, 2003, unaudited financial statements, the liquidation value of the Company is approximately $7.25 per unit. The actual liquidation value per unit depends on which of the PAM Funds a Unit Holder invested in, because amounts paid in liquidation are first returned based on unreturned capital, and then pro rata based on units. If the liquidation value of the Company is calculated substituting the fair value of our portfolios reported in our footnotes for the cost basis reported in our financial statements, the liquidation value of the Company is approximately $31.15 per unit. The Company might not be able to realize 100% of the value of its assets in the event of a liquidation because distressed assets are usually sold at a discount. These two liquidation values are based on financial measures contained in our unaudited financial statements, and they may not represent the actual fair market value of our units. But the Board believes that these liquidation values are meaningful benchmarks of value that demonstrate the inadequacy of Sierra's Offer.

     Based on the Company's Chief Legal Officer's preliminary discussions with outside counsel, the Board suspected that Sierra's Offer may violate SEC guidance designed to prevent fraudulent, deceptive or manipulative acts or practices in connection with tender offers. The Board appointed one of its directors, David Barnhizer, to speak with the Chief Legal Officer and outside counsel concerning this issue. As a result of these discussions, the Company believes that the Offer may be deficient in its disclosure in a number of areas, including without limitation:

  -  Failing to discuss the basis for the Offer price of $2.00 per unit;
  -  Failing to identify control persons of Sierra and its promoters;
  - Failing to disclose future intentions toward the Company or regarding another tender offer;
  -  Failing to include risk factors in the Offer;
  -  Failing to address state securities law "blue sky" issues; and
  -  Failing to discuss the tax consequences of the Offer to the Unit Holders.

If the consummation of the transactions contemplated by the Offer would result in Sierra owning more than a 5% interest in PCMLLC, we believe that the Securities Exchange Act of 1934 and its regulations would require Sierra to file a Schedule TO tender offer document with the SEC, which would require substantially more disclosure than the bulleted items set forth above.

     Based on the Company's Chief Legal Officer's preliminary discussions with outside counsel, the Board suspected that Sierra may not be able to consummate its Offer because state securities laws may not permit all of the transfers that Sierra's Offer would require. Because we do not know which of our Unit Holders Sierra has contacted, we cannot be sure that relevant state securities laws will permit the transfer of units from our Unit Holders to Sierra. The Company would have to review any requests for transfer arising from the Offer on a case-by-case basis.

     The foregoing discussion of the information and factors considered by the Board is not meant to be exhaustive, but includes the material information, factors and analyses considered by the Board in reaching its conclusions and recommendations. The members of the Board evaluated the various factors listed above in light of their knowledge of the business, financial condition and prospects of the Company and based upon the advice of the Board's advisors. In light of the number and variety of factors that the Board considered, the members of the Board did not find it practicable to assign relative weights to the foregoing factors, although they did determine that the pricing factors listed above were the more significant factors in their determination. However, the recommendation of the Board was made after considering the totality of the information and factors involved. In addition, individual members of the Board may have given different weight to different factors.

                                INTENT TO TENDER

     To the best knowledge of the Company, none of the Company's executive officers, directors or affiliates currently intends to tender units held by such person for purchase pursuant to the Offer.

ITEM 5.  PERSONS/ASSETS  RETAINED,  EMPLOYED,  COMPENSATED  OR  USED.

     Neither the Company nor any person acting on its behalf has or currently intends to employ, retain or compensate any person to make solicitations or recommendations to the stockholders of the Company on its behalf with respect to the Offer.

ITEM 6.  INTEREST  IN  SECURITIES  OF  THE  SUBJECT  COMPANY.

     During the past 60 days, no transactions with respect to the units have been effected by the Company or, to the Company's knowledge, by any of its executive officers, directors or affiliates.

ITEM 7.  PURPOSES  OF  THE  TRANSACTION  AND  PLANS  OR  PROPOSALS.

     The Company has not undertaken and is not engaged in any negotiations in response to the Offer which relate to: (1) a tender offer or other acquisition of the Company's securities by the Company or any other person; (2) an extraordinary transaction, such as a merger, reorganization or liquidation involving the Company; (3) a purchase, sale or transfer of a material amount of assets of the Company or any of its subsidiaries; or (4) any material change in the present distribution rate or policy, or indebtedness or capitalization of the Company. There is no transaction, board resolution, agreement in principle, or signed contract in response to the Offer which relates to or would result in one or more of the matters referred to in the preceding sentence.

ITEM 8.  ADDITIONAL  INFORMATION.

     Not applicable.

ITEM 9.  EXHIBITS.

  Exhibit No.    Description
---------------  ----------------------------------------------------------------------------
    (a)(1)*      Form of letter to Unit Holders communicating the recommendation of the Board
    (a)(2)**     Form of letter to Sierra communicating the concern of the Board
    (a)(3)***    Excerpt from Definitive Proxy Statement filed April 29, 2003

*    Incorporated by reference to Exhibit 99.1 to Form 8-K filed by PCMLLC October 21, 2003.
**   Incorporated by reference to Exhibit 99.2 to Form 8-K filed by PCMLLC October 21, 2003.
***  Incorporated by reference to Exhibit 99.4 to Form 8-K filed by PCMLLC October 21, 2003.

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                              PERFORMANCE CAPITAL MANAGEMENT, LLC



                              /s/ David J. Caldwell
                              ---------------------------------------
                              By David J. Caldwell
                              Its Chief Operations Officer

Date: October 21, 2003

                                      EXHIBIT INDEX

  Exhibit No.    Description
---------------  ----------------------------------------------------------------------------
    (a)(1)*      Form of letter to Unit Holders communicating the recommendation of the Board
    (a)(2)**     Form of letter to Sierra communicating the concern of the Board
    (a)(3)***    Excerpt from Definitive Proxy Statement filed April 29, 2003

*    Incorporated by reference to Exhibit 99.1 to Form 8-K filed by PCMLLC October 21, 2003.
**   Incorporated by reference to Exhibit 99.2 to Form 8-K filed by PCMLLC October 21, 2003.
***  Incorporated by reference to Exhibit 99.4 to Form 8-K filed by PCMLLC October 21, 2003.